Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events

On January 22, 2020 a subsidiary of the Company, ICON Investments Limited acquired 100% of the equity share capital of MedPass International ("MedPass"). The initial consideration on acquisition is $39.2 million. The opening balance sheet remains under preparation and our initial estimate of the net assets of MedPass is approximately $9.2 million. MedPass is the leading European medical device CRO, regulatory and reimbursement consultancy, that specializes in medical device development and market access. The acquisition of MedPass further enhances ICON’s Medical Device and Diagnostic Research Services, through the addition of new regulatory and clinical capabilities in Europe. The integration of MedPass’s services brings noted expertise in complex class 3 medical devices, interventional cardiology and structural heart devices.

On January 14, 2020, the Company announced the intention to buyback up to 1.0 million shares during 2020 depending on cash commitments. All ordinary shares that are redeemed under the buyback program will be canceled in accordance with the constitutional documents of the Company and the nominal value of these shares transferred to an undenominated capital fund as required under Irish Company law.

The Company has evaluated subsequent events from the Balance Sheet date through February 27, 2020, the date at which the consolidated financial statements were available to be issued. The Company has determined that there are no items, other than the item described above, to disclose.